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                                                                   Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors
Kaneb Pipe Line Company:



     We consent to the use of our reports included herein and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                     KPMG LLP
Dallas, Texas
August 25, 2000